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SUNTRUST LEASING CORPORATION
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                                            EQUIPMENT LEASE AGREEMENT NO. 00965
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     THIS EQUIPMENT LEASE AGREEMENT (the "Lease") is made as of the 27 day of
September, 2001, by and between SUNTRUST LEASING CORPORATION, its successors and assigns ("Lessor"), and DONNELLY CORPORATION, its successors and permitted assigns ("Lessee").

     The parties agree that Lessee shall lease from Lessor the property (the "Equipment") described in the Equipment Schedule(s) to be executed pursuant hereto (collectively, the "Equipment Schedule"), subject to the terms set forth herein, in the Riders annexed hereto and in the Equipment Schedule. Certain definitions and construction of certain of the terms used herein are provided in
Section 20 hereof.

     1. TERM. The term of lease with respect to any item of the Equipment shall consist of the term set forth in the Equipment Schedule relating thereto; provided, however, that this Lease shall be effective from and after the date of execution hereof.

     2. RENT. Lessee shall pay Lessor the rental installments in the aggregate amounts specified in the Equipment Schedule, without prior notice or demand, and all other amounts payable pursuant to this Lease (such installments and other amounts, the "rent"). Each Equipment Schedule constitutes a non-cancelable net lease, and Lessee's obligation to pay rent, and otherwise to perform its obligations under this Lease, each such Equipment Schedule and all of the other documents and agreements entered into in connection herewith (collectively, the "Lease Documents"), are and shall be absolute and unconditional and shall not be affected by any circumstances whatsoever, including any right of setoff, counterclaim, recoupment, deduction, defense or other right which Lessee may have against Lessor, the manufacturer or vendor of the Equipment (the "Suppliers"), or anyone else, for any reason whatsoever. Rental installments are payable as and when specified in the Equipment Schedule, without invoice or other written demand (except as expressly provided in any Equipment Schedule). Lessee agrees that all such rental installments and all other amounts payable by Lessee under the Lease Documents shall be made by mailing the same to Lessor at:
P.O. Box 79194, Baltimore, Maryland 21279-0194, or by such other method as may be from time to time directed by Lessor or its assignee in writing. All payments under this Lease, including all rent installments, shall be effective upon receipt. Timeliness of Lessee's payment and its other performance under the Lease Documents is of the essence. Without limiting the generality of the foregoing, Lessee hereby acknowledges that: (a) the Lessee is solely responsible for making all rental installments and other amounts on a timely basis, (b) if any such payment is not effected, whether due to the temporary suspension of service or cancellation, there being insufficient funds in the Lessee's Account, the Lessee's Account being closed or otherwise, Lessee must make the payment by mail, wire transfer or such other method directed by Lessor, together with a return fee with respect to any such "returned item," in the amount specified in each Equipment Schedule and (c) if such payment is not so timely paid, Lessor shall be entitled to all rights and remedies available to it hereunder with respect to late payments or non-payment as applicable. If any rent is not paid on the due date, Lessor may collect, and Lessee agrees to pay, a charge (the "Late Charge") calculated as the product of the late charge rate specified in the Equipment Schedule (the "Late Charge Rate") and the amount in arrears for the period such amount remains unpaid.

     3. REPRESENTATIONS AND WARRANTIES OF LESSEE. Lessee represents and warrants that: (a) Lessee is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation specified below the signature of Lessee, and Lessee has not previously changed its state of incorporation, and the organizational number assigned to Lessee by such jurisdiction is as specified below the Lessee's signature. (b) The execution, delivery and performance of the Lease Documents and compliance with the terms thereof: (1) have been duly authorized by all necessary corporate action on the part of Lessee; (2) do not require the approval of any stockholder, trustee or holder of any obligations of Lessee or any license, permit or other approval by, giving of notice to, or filing or recording with, any governmental authority, in each such case, except such as have been duly obtained; and (3) do not and will not contravene any law, governmental rule, regulation or order now binding on Lessee, or the charter or by-laws of Lessee, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Lessee under, any indenture, mortgage, contract or other agreement to which Lessee is a party or by which it or its property is bound.
(c) Each of the Lease Documents, when entered into, will constitute legal, valid and binding obligations of Lessee enforceable against Lessee, in accordance with the terms thereof. (d) There are no pending actions or proceedings to which Lessee is a party, and there are no other pending or threatened actions or proceedings of which Lessee has knowledge, before any court, arbitrator or administrative agency, which, either individually or in the aggregate, would materially adversely affect the financial condition of Lessee, or the ability of Lessee to perform its obligations under or remain in compliance with the Lease Documents. Further, Lessee is not in default under any obligation for borrowed money, for the deferred purchase price of property or any lease agreement which, either individually or in the aggregate, would have the same such effect. (e) Under the laws of the state(s) in which the Equipment is to be located, the Equipment consists solely of personal property. (f) The financial statements of Lessee (copies of which have been furnished to Lessor) have been prepared in accordance with generally accepted accounting principles consistently applied ("GAAP"), and fairly present Lessee's financial condition and the results of its operations as of the date of and for the period covered by such statements. (g) Lessee's full and accurate legal name is as first provided above. The address stated below the signature of Lessee is the chief place of business and chief executive office of Lessee; and Lessee does not conduct business under a trade, assumed or fictitious name. (h) Lessor has first priority perfected security interest in each item of Equipment leased under each Equipment Schedule.

     4. FINANCIALS, FURTHER ASSURANCES AND NOTICES. Lessee covenants and agrees as follows: (a) Lessee will furnish Lessor or make available on the worldwide web at Donnelly.com (1) within one hundred twenty (120) days after the end of each fiscal year of Lessee, a balance sheet of Lessee as at the end of such year, and the related statement of income and statement of cash flows of Lessee for such fiscal year, prepared in accordance with GAAP, all in reasonable detail and certified by independent certified public accountants of recognized standing selected by Lessee (which shall be

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                                                       EQUIPMENT LEASE AGREEMENT
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a "Big 6" accounting firm or BDO Seidman); (2) within forty-five (45) days after the end of each quarter, a balance sheet of Lessee as at the end of such quarter, and the related statement of income and statement of cash flows of Lessee for such quarter, prepared in accordance with GAAP; and (3) within thirty
(30) days after the date on which they are filed, all regular periodic reports, forms and other filings required to be made by Lessee to the Securities and Exchange Commission, if any. (b) Lessee will promptly execute and deliver to Lessor such further documents, instruments and assurances and take such further action as Lessor from time to time may reasonably request in order to carry out the intent and purpose of this Lease and to establish and protect the rights and remedies created or intended to be created in favor of Lessor under the Lease Documents. (c) Lessee shall provide written notice to Lessor: (1) thirty (30) days prior to any contemplated change in the name or address of the chief executive office of Lessee; (2) promptly upon the occurrence of any Default (as hereinafter defined) or event which, with the lapse of time or the giving of notice, or both, would become a Default (a "default"; except as used in Sections 15 and 16); and (3) promptly upon Lessee becoming aware of any alleged violation of applicable law relating to the Equipment or this Lease.

     5. CONDITIONS PRECEDENT. Lessor's obligations under each Equipment Schedule, including its obligation to purchase and lease any Equipment to be leased thereunder, are conditioned upon Lessor's determination that all of the following have been satisfied: (a) Lessor having received the following, in form and substance satisfactory to Lessor: (1) evidence as to due compliance with the insurance provisions hereof; (2) Uniform Commercial Code financing statements and all other filings and recordings as required by Lessor; (3) certificate of Lessee's Secretary certifying: (i) resolutions of Lessee's Board of Directors duly authorizing the leasing, or sale and leaseback, as the case may be, of the Equipment hereunder and the execution, delivery and performance of this Lease and the Equipment Schedule and all related instruments and documents, and (ii) the incumbency and signature of the officers of Lessee authorized to execute such documents; (4) if requested by Lessor, an opinion of counsel for Lessee as to each of the matters set forth in sub-parts (a) through (d) and (h) of Section 3 hereof; (5) the only manually executed original of the Equipment Schedule and all other Lease Documents; (6) all purchase documents pertaining to the Equipment (collectively, the "Supply Contract"); (7) the bill(s) of sale for the Equipment (collectively, the "Bill of Sale"); and (8) such other documents, agreements, instruments, certificates, opinions, and assurances, as Lessor reasonably may require. (b) All representations and warranties provided in favor of Lessor in any of the Lease Documents shall be true and correct on the effective date of such Equipment Schedule with the same effect as though made as of such date (Lessee's execution and delivery of the Equipment Schedule shall constitute an acknowledgment of the same). (c) There shall be no default or Default under the Equipment Schedule or any other Lease Documents. The Equipment shall have been delivered to and accepted by Lessee, and shall be in the condition and repair required hereby; and on the effective date of the Equipment Schedule, Lessor shall have received good title to the Equipment to be leased thereunder, and shall have retained a first priority perfected security interest in such Equipment free and clear of any other lien, claim or encumbrance of any kind.

     6. DELIVERY; INSPECTION AND ACCEPTANCE BY LESSEE. Upon delivery, Lessee shall inspect and, to the extent the Equipment conforms to the condition required by the applicable Supply Contract, accept the Equipment and shall execute and deliver to Lessor an Equipment Schedule, and (if the subject of a sale and leaseback transaction) a Bill of Sale, containing a complete description of the item of Equipment accepted; whereupon, as between Lessor and Lessee, the same shall be deemed to have been finally accepted by Lessee pursuant to this Lease. All expenses incurred in connection with Lessor's purchase of the Equipment (including shipment, delivery and installation) shall be the responsibility of Lessee and shall be paid upon demand. If Lessee shall, for reasonable cause, refuse to accept delivery of any item of the Equipment, Lessee will be assigned all rights and shall assume all obligations as purchaser of the Equipment.

     7. USE AND MAINTENANCE. (a) Lessee shall (1) use the Equipment solely in the Continental United States and in the conduct of its business, for the purpose for which the Equipment was designed, in a careful and proper manner (and shall not permanently discontinue use of the Equipment); (2) operate, maintain, service and repair the Equipment, and maintain all records and other materials relating thereto, (i) in accordance and consistent with (A) the Supplier's recommendations all maintenance and operating manuals or service agreements, whenever furnished or entered into, including any subsequent amendments or replacements thereof, issued by the Supplier or service provider,
(B) the requirements of all applicable insurance policies, (C) the Supply Contract, so as to preserve all of Lessee's and Lessor's rights thereunder, including all rights to any warranties, indemnities or other rights or remedies,
(D) all applicable laws, and (E) the prudent practice of other similar companies in the same business as Lessee, but in any event, to no lesser standard than that employed by Lessee for comparable equipment owned or leased by it; and (ii) without limiting the foregoing, so as to cause the Equipment to be in good repair and operating condition and in at least the same condition as when delivered to Lessee hereunder, except for ordinary wear and tear resulting despite Lessee's full compliance with the terms hereof; (3) not remove from the Lessee's facilities any Equipment as specified in the Equipment Schedule without the prior written consent of Lessor; (4) not attach or incorporate the Equipment to or in any other item of equipment in such a manner that the Equipment may be deemed to have become an accession to or a part of such other item of equipment; and (5) cause each principal item of the Equipment to be continually marked, in a plain and distinct manner, with the name of Lessor followed by the word "Lessor," or other appropriate words designated by Lessor on labels furnished by Lessor. (b) Within a reasonable time, Lessee will replace any parts of the Equipment which become worn out, lost, destroyed, damaged beyond repair or otherwise permanently rendered unfit for use, by replacement parts which are free and clear of all liens, encumbrances or rights of others and have a value, utility and remaining useful life at least equal to the parts replaced. All such parts, improvements and additions to the Equipment immediately shall become subject to the security interest held by Lessor hereunder, without cost or expense to Lessor or any further action by any other person, and such parts, improvements and additions shall be deemed incorporated in the Equipment and subject to the terms of this Lease as if originally leased hereunder. Except to the extent the same are replaced in accordance with this Section 7(b), Lessee shall not detach or otherwise remove any parts originally or from time to time attached to the Equipment, if such parts are essential to the operation of the Equipment, are required by any other provision hereof or cannot be detached from the Equipment without materially interfering with the operation of the Equipment or adversely affecting the value, utility and remaining useful life which the Equipment would have had without the addition thereof. Lessee shall not make any material alterations to the Equipment without the prior written consent of Lessor. (c) Upon forty-eight (48) hours' notice, Lessee shall afford Lessor and/or its designated representatives access to the premises where the Equipment is located for the purpose of inspecting such Equipment and all applicable maintenance or other records at any reasonable time during normal business hours; provided, however, if a default or Default shall have occurred and then be continuing, no notice of any inspection by Lessor shall be required.

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     8. DISCLAIMER OF WARRANTIES. LESSOR IS NOT A SELLER, SUPPLIER OR
MANUFACTURER (AS SUCH TERMS ARE DEFINED OR USED, AS THE CASE MAY BE, IN THE UNIFORM COMMERCIAL CODE), OR DEALER, NOR A SELLER'S OR A DEALER'S AGENT. THE EQUIPMENT IS LEASED HEREUNDER "AS IS", AND LESSOR HAS NOT MADE, AND HEREBY DISCLAIMS LIABILITY FOR, AND LESSEE HEREBY WAIVES ALL RIGHTS AGAINST LESSOR RELATING TO, ANY AND ALL WARRANTIES, REPRESENTATIONS OR OBLIGATIONS OF ANY KIND WITH RESPECT TO THE EQUIPMENT, EITHER EXPRESS OR IMPLIED, ARISING BY APPLICABLE LAW OR OTHERWISE, INCLUDING ANY OF THE SAME RELATING TO OR ARISING IN OR UNDER
(a) MERCHANTABILITY OR FITNESS FOR PARTICULAR USE OR PURPOSE, (b) COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE OR (c) TORT (WHETHER OR NOT ARISING FROM THE ACTUAL, IMPLIED OR IMPUTED NEGLIGENCE OF LESSOR OR STRICT LIABILITY) OR THE UNIFORM COMMERCIAL CODE (INCLUDING ARTICLE 2 THEREOF) OR OTHER APPLICABLE LAW WITH RESPECT TO THE EQUIPMENT, INCLUDING ITS TITLE OR FREEDOM FROM LIENS, FREEDOM FROM TRADEMARK, PATENT OR COPYRIGHT INFRINGEMENT, FREEDOM FROM LATENT DEFECTS (WHETHER OR NOT DISCOVERABLE), CONDITION, MANUFACTURE, DESIGN, SERVICING OR COMPLIANCE WITH APPLICABLE LAW; it being agreed that all such risks, as between Lessor and Lessee, are to be borne by Lessee; and Lessor's agreement to enter into this Lease and any Equipment Schedule is in reliance upon the freedom from and complete negation of liability or responsibility for the matters waived and disclaimed herein. Lessor is not responsible for any direct, indirect, incidental or consequential damage to or losses resulting from the installation, operation or use of the Equipment or any products manufactured thereby. All assignable warranties made by the Supplier to Lessor are hereby assigned to Lessee for and during the term of this Lease and Lessee agrees to resolve all such claims directly with the Supplier. Provided that no default or Default has occurred and is then continuing, Lessor fully shall cooperate with Lessee with respect to the resolution of such claims, in good faith and by appropriate proceedings at Lessee's expense. Any such claim shall not affect in any manner the unconditional obligation of Lessee to make rent payments hereunder.

     9. FEES AND TAXES. (a) To the extent permitted by law, Lessee shall file any necessary report and return for, shall pay promptly when due, shall otherwise be liable to reimburse Lessor (on an after-tax basis) for, and agrees to indemnify and hold Lessor harmless from taxes (other than taxes calculated solely on the basis of net income and the Michigan Single Business Tax), assessments and all other charges or withholdings of any nature (together with any penalties, fines or interest thereon); arising at any time upon or relating to the Equipment or this Lease or the delivery, acquisition, ownership, use, operation or leasing or other disposition of the Equipment, or upon the rent, whether the same be assessed to Lessor or Lessee (any of the foregoing, an "Imposition"). (b) If any report, return or property listing, or any Imposition is, by law, required to be filed by, assessed or billed to, or paid by, Lessor, Lessee at its own expense will do all things required to be done by Lessor (to the extent permitted by law) in connection therewith and is hereby authorized by Lessor to act on behalf of Lessor in all respects, including the contest or protest, in good faith and by appropriate proceedings, of the validity of any Imposition, or the amount thereof. Lessor agrees fully to cooperate with Lessee in any such contest, and Lessee agrees promptly to indemnify Lessor for all reasonable expenses incurred by Lessor in the course of such cooperation. An Imposition or Claim (as hereinafter defined) therefor shall be paid, subject to refund proceedings, if failure to pay would adversely affect the title or rights of Lessor. Provided that no default or Default has occurred and is continuing, if Lessor obtains a refund of any Imposition which has been paid (by Lessee, or by Lessor and for which Lessor has been reimbursed by Lessee), Lessor shall promptly pay to Lessee the net amount of such refund to the extent actually received. Lessee will cause all billings of such charges to Lessor to be made to Lessor in care of Lessee and will, in preparing any report or return required by law, show the ownership of the Equipment in Lessee, and shall send a copy of any such report or return to Lessor. If Lessee fails to pay any such charges when due, except any Imposition being contested in good faith and by appropriate proceedings as above provided for a reasonable period of time, Lessor at its option may do so, in which event the amount so paid (including any penalty or interest incurred as a result of Lessee's failure), plus interest thereon at the Late Charge Rate, shall be paid by Lessee to Lessor with the next periodic payment of rent. (c) As used herein, the term "Lessor" shall mean and include Lessor and the consolidated Federal taxpayer group of which Lessor is a member.

     10. OWNERSHIP; GRANT OF SECURITY INTEREST; USURY SAVINGS AND LIENS. (a) For income tax purposes, Lessor will treat Lessee as the Owner of the Equipment. Accordingly, Lessor agrees (i) to treat Lessee as the owner of the Equipment on its federal income tax return, (ii) not to take actions or positions inconsistent with such treatment on or with respect to its federal income tax return, and not claim any tax benefits available to an owner of the Equipment on or with respect to its federal income tax return. Lessor shall in no event be liable to Lessee if Lessee fails to secure any of the tax benefits available to the owner of the Equipment. (b) The parties intend and agree that the Equipment shall remain personal property, and that Lessor's interest therein not be impaired, notwithstanding the manner in which it may be affixed to any real property. Lessee shall obtain and deliver to Lessor (to be recorded at Lessor's expense), from any person having an interest in the property where the Equipment is to be located, waivers of any lien, encumbrance or interest which such person might have or hereafter obtain or claim with respect to the Equipment. (c) It is the express intention of the parties hereto that (1) each Equipment Schedule, incorporating by reference the terms of this Lease, constitutes a retention of security interest by Lessor in the Equipment described therein and not a true "lease" as defined in the Code. In order to secure the prompt payment and performance as and when due of all of Lessee's obligations (both now existing and hereafter arising) under each such Equipment Schedule, Lessee shall be deemed to have granted, and it hereby grants, to Lessor a first priority security interest in the following (whether now existing or hereafter created): the Equipment leased pursuant to such Equipment Schedule and all replacements, substitutions, improvements, additions, accessions, and proceeds (cash and non-cash; but without power of sale), including the proceeds of all insurance policies, thereof, and (B) Lessee agrees that with respect to the Equipment, in addition to all of the other rights and remedies available to Lessor hereunder upon the occurrence of a Default, Lessor shall have all of the rights and remedies of a first priority secured party under the Code. If a court of competent jurisdiction determines that any Equipment Schedule is a sale and extension of credit, a lease intended for security, a loan secured by the Equipment described in such Equipment Schedule or other similar arrangement, (A) the principal amount of any such loan shall be an amount equal to the Total Invoice Cost, (B) the term of any such loan shall be the same as the Term specified for such Equipment in the related Equipment Schedule, (C) the loan payments under any such loan shall be the regular installments of Rent specified in the Equipment Schedule for such Equipment, and (D) any such loan shall be at an interest rate that is equal to the lesser of the maximum lawful rate permitted by applicable law or the effective interest rate calculated on the basis of the foregoing principal amount, loan term and loan payments as if the principal amount were fully amortized over the term of the loan. (d) Lessee may not dispose of any of the Equipment except to the extent expressly provided herein, notwithstanding the fact that proceeds constitute a part of the Equipment. Lessee further agrees to maintain the Equipment free from all claims, liens,

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attachments, rights of others and legal processes ("Liens") of creditors of
Lessee or any other persons, other than (1) the rights, title and interest of Lessor and (2) Liens for fees, taxes, levies, duties or other governmental charges of any kind, Liens of mechanics, materialmen, laborers, employees or suppliers and similar Liens arising by operation of law incurred by Lessee in the ordinary course of business for sums that are not yet delinquent or are being contested in good faith by negotiations or by appropriate proceedings which suspend the collection thereof (provided, however, that such proceedings do not involve any substantial danger (as determined in Lessor's sole reasonable discretion) of the sale, forfeiture or loss of the Equipment or any interest therein). Lessee will defend, at its own expense, Lessor's interest in the Equipment, and its first priority, from such claims, Liens or legal processes. Lessee shall also notify Lessor immediately upon receipt of notice of any Lien affecting the Equipment in whole or in part.

     11. INSURANCE. Lessee shall obtain and maintain all-risk insurance coverage with respect to the Equipment insuring against, among other things: any casualty to the Equipment (or any portion thereof), including loss or damage due to fire and the risks normally included in extended coverage, malicious mischief and vandalism, for not less than the greater of the full replacement value or the Stipulated Loss Value (as defined in Section 12 hereof); and any public liability arising in connection with the Equipment, including both personal injury and property damage with a combined single limit per occurrence of not less than the amount specified in the Equipment Schedule, with a deductible in an aggregate amount not greater than the amount set forth in such Equipment Schedule. All said insurance shall be in form (including all endorsements required by Lessor) and amount and with companies reasonably satisfactory to Lessor. All insurance for loss or damage shall provide that losses, if any, shall be payable to Lessor as sole loss payee and Lessee shall utilize its best efforts to have all checks relating to any such losses delivered promptly to Lessor. Lessor shall be named as an additional insured with respect to all such liability insurance. Lessee shall pay the premiums therefor and deliver to Lessor evidence satisfactory to Lessor of such insurance coverage. Lessee shall cause to be provided to Lessor, not less than fifteen (15) days prior to the scheduled expiration or lapse of such insurance coverage, evidence satisfactory to Lessor of renewal or replacement coverage. Each insurer shall agree, by endorsement upon the policy or policies issued by it or by independent instrument furnished to Lessor, that (a) it will give Lessor thirty (30) days' prior written notice of the effective date of any material alteration or cancellation of such policy; and (b) insurance as to the interest of any named additional insured or loss payee other than Lessee shall not be invalidated by any actions, inactions, breach of warranty or conditions or negligence of Lessee or any person other than Lessor with respect to such policy or policies. The proceeds of such insurance payable as a result of loss of or damage to the Equipment shall be applied as required by the provisions of Section 12 hereof.

     12. LOSS AND DAMAGE. Lessee assumes the risk of direct and consequential loss and damage to the Equipment from all causes. Except as provided in this Section for discharge upon payment of Stipulated Loss Value and the other specified amounts, no loss or damage to the Equipment or any part thereof shall release or impair any obligations of Lessee under this Lease. Lessee agrees that Lessor shall not incur any liability to Lessee for any loss of business, loss of profits, expenses, or any other Claims resulting to Lessee by reason of any failure of or delay in delivery or any delay caused by any non-performance, defective performance, or breakdown of the Equipment, nor shall Lessor at any time be responsible for personal injury or the loss or destruction of any other property resulting from the Equipment. In the event of loss or damage to any item of Equipment which does not constitute a Total Loss (as hereinafter defined), Lessee shall, at its sole cost and expense, promptly repair and restore such item of the Equipment to the condition required by this Lease. Provided that no default or Default has occurred and is continuing, upon receipt of evidence reasonably satisfactory to Lessor of completion of such repairs, Lessor will apply any net insurance proceeds received by Lessor on account of such loss to the cost of repairs. Upon the occurrence of the actual or constructive total loss of any item of the Equipment, or the loss, disappearance, theft or destruction of any item of the Equipment or damage to any item of the Equipment to such extent as shall make repair thereof uneconomical or shall render any item of the Equipment permanently unfit for normal use for any reason whatsoever, or the condemnation, confiscation, requisition, seizure, forfeiture or other taking of title to or use of any item of the Equipment or the imposition of any Lien thereon by any governmental authority (as established to the reasonable satisfaction of Lessor; any such occurrence being herein referred to as a "Total Loss"), during the term of this Lease, Lessee shall give prompt notice thereof to Lessor. On the next date for the payment of rent, Lessee shall pay to Lessor the rent due on that date plus the Stipulated Loss Value of the item or items of the Equipment with respect to which the Total Loss has occurred and any other sums due hereunder with respect to that Equipment (less any insurance proceeds or condemnation award actually paid). Upon making such payment, this Lease and the obligation to make future rental payments shall terminate solely with respect to the Equipment or items thereof so paid for and (to the extent applicable) Lessee shall become entitled thereto "AS IS WHERE IS" without warranty, express or implied, with respect to any matter whatsoever. Lessor shall deliver to Lessee such Uniform Commercial Code Statements of Termination, Release or Partial Release as reasonably may be required in order to terminate any interest of Lessor in and to the Equipment. As used in this Lease, "Stipulated Loss Value" shall mean the product of the Total Invoice Cost (designated on the appropriate Equipment Schedule) of the Equipment and the applicable percentage factor set forth on the Schedule of Stipulated Loss Values attached to the Equipment Schedule. Stipulated Loss Value shall be determined as of the next date on which a payment of rent is or would be due after a Total Loss or other termination of an Equipment Schedule, after payment of any rent due on such date, and the applicable percentage factor shall be that which is set forth with respect to such rent payment. After payment of the final payment of rent due under the original term of an Equipment Schedule, Stipulated Loss Value shall be determined as of the date of termination of such Equipment Schedule, and the applicable percentage factor shall be the last percentage factor set forth on the Schedule of Stipulated Loss Values attached to such Equipment Schedule.

     13. REDELIVERY. Upon the expiration or earlier termination of the term of any Equipment Schedule (or of any renewal thereof, if applicable), Lessee shall, unless Lessee has paid the Stipulated Loss Value and other amounts with respect thereto pursuant to Section 12 hereof or has exercised its option to purchase pursuant to Section 18(b) hereof and fully satisfied its obligations thereunder, at its own expense, return the Equipment to Lessor within ten (10) days (a) in the same condition as when delivered to Lessee hereunder, ordinary wear and tear resulting from proper use thereof excepted, (b) in such operating condition as is capable of performing its originally intended use, (c) having been used, operated, serviced and repaired in accordance with, and otherwise complying with, Section 7 hereof, and (d) free and clear of all Liens whatsoever except Liens resulting from claims against Lessor not relating to the ownership of such Equipment. Lessee shall return the Equipment by delivering it to such place within the Continental United States as Lessor shall specify. In addition to Lessor's other rights and remedies hereunder, if the Equipment is not returned in a timely fashion, or if repairs are necessary to place any items of Equipment in the condition required in this Section, Lessee shall continue to pay to Lessor per diem rent at the last prevailing lease rate under the applicable Equipment Schedule with respect to such

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items of Equipment, for the period of delay in redelivery, or for the period of time reasonably necessary to accomplish such repairs together with the cost of such repairs, as applicable. Lessor's acceptance of such rent on account of such delay or repair does not constitute a renewal of the term of the related Equipment Schedule or a waiver of Lessor's right to prompt return of the Equipment in proper condition.

     14. INDEMNITY. Lessee assumes and agrees to indemnify, defend and keep harmless Lessor, and any assignee of Lessor's rights, obligations, title or interests under any Equipment Schedule, its agents and employees ("Indemnitees"), from and against any and all Claims (other than such as may directly and proximately result from the gross negligence or willful misconduct of, such Indemnitees; provided, however, that Lessee expressly agrees to indemnify each such Indemnitee where the Claims arise in whole or in part from the simple negligence of such Indemnitee), by paying (on an after-tax basis) or otherwise discharging same, when and as such Claims shall become due, including Claims arising on account of (a) any Lease Document, or (b) the Equipment, or any part thereof, including the ordering, acquisition, delivery, installation or rejection of the Equipment, the possession, maintenance, use, condition, ownership or operation of any item of Equipment, and by whomsoever owned, used or operated, during the term of any Equipment Schedule with respect to that item of Equipment, the existence of latent and other defects (whether or not discoverable by Lessor or Lessee) any claim in tort for negligence or strict liability, and any claim for patent, trademark or copyright infringement, or the loss, damage, destruction, removal, return, surrender, sale or other disposition of the Equipment, or any item thereof, or for whatever other reason whatsoever. It is the express intention of both Lessor and Lessee, that the indemnity provided for in this Section 14 includes the agreement by Lessee to indemnify the Indemnitees from the consequences of such Indemnitees' own simple negligence, whether that negligence is the sole or concurring cause of the Claims, and to further indemnify such Indemnitees with respect to Claims for which the Indemnitees are strictly liable. Lessor shall give Lessee prompt notice of any Claim hereby indemnified against and Lessee shall be entitled to control the defense thereof, so long as no default or Default has occurred and is then continuing; provided, however, that Lessor shall have the right to approve defense counsel selected by Lessee. For the purposes of this Lease, the term "Claims" shall mean all claims, allegations, harms, judgments, good faith settlements entered into, suits, actions, debts, obligations, damages (whether incidental, consequential or direct), demands (for compensation, indemnification, reimbursement or otherwise), losses, penalties, fines, liabilities (including strict liability), charges that Lessor has incurred or for which it is responsible, in the nature of interest, Liens, and costs (including attorneys' fees and disbursements and any other legal or non-legal expenses of investigation or defense of any Claim, whether or not such Claim is ultimately defeated or enforcing the rights, remedies or indemnities provided for hereunder, or otherwise available at law or equity to Lessor), of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, by or against any person.

     15. DEFAULT. (a) A default shall be deemed to have occurred hereunder and under an Equipment Schedule ("Default") if (1) Lessee shall fail to make any payment of rent hereunder or under an Equipment Schedule within ten (10) days after the same shall have become due and written notice has been provided; or
(2) Lessee shall fail to obtain and maintain the insurance required herein; (3) Lessee shall fail to perform or observe any other covenant, condition or agreement to be performed or observed by it under any Lease Document and such failure shall continue unremedied for a period of thirty (30) days after the earlier of (i) actual knowledge thereof by any officer of Lessee, or (ii) written notice thereof to Lessee by Lessor; or (4) Lessee shall (i) be generally not paying its debts as they become due; or (ii) take action for the purpose of invoking the protection of any bankruptcy or insolvency law, or any such law is invoked against or with respect to Lessee or its property, and any such petition filed against Lessee is not dismissed within sixty (60) days; or (5) Lessee shall make or permit any unauthorized Lien against, or assignment or transfer of, this Lease, an Equipment Schedule, the Equipment or any interest therein; or
(6) any certificate, statement, representation, warranty or audit contained herein or furnished with respect hereto by or on behalf of Lessee proving to have been false in any material respect at the time as of which the facts therein set forth were stated or certified, or having omitted any substantial contingent or unliquidated liability or Claim against Lessee; or (7) Lessee shall be in default under (i) any loan, lease, guaranty, installment sale or other financing agreement or contract greater than one million dollars, of which Lessor, or any of its affiliates, is a party or beneficiary, or (ii) any other material obligation for borrowed money, for the deferred purchase price of property or any lease agreement, and the applicable grace period with respect thereto shall have expired; or (8) Lessee shall have terminated its corporate existence, consolidated with, merged into, or conveyed or leased substantially all of its assets as an entirety to any person (such actions being referred to as an "Event"), unless such person is organized and existing under the laws of the United States or any state, and not less than sixty (60) days prior to such
Event: (i) such person executes and delivers to Lessor an agreement satisfactory in form and substance to Lessor, in its sole discretion, containing such person's effective assumption, and its agreement to pay, perform, comply with and otherwise be liable for, in a due and punctual manner, all of Lessee's obligations having previously arisen, or then or thereafter arising, under any and all of the Lease Documents; and (ii) Lessor is satisfied as to the creditworthiness of such person, and as to such person's conformance to the other standard criteria then used by Lessor for such purposes; or (9)(i) The occurrence of any change in the financial condition of Lessee or any guarantor which in the good faith judgment of Lessor is materially adverse, (ii) if Lessor, in good faith, determines that the prospect of payment or performance of any of the material obligations is impaired for any reason, or (iv) there occurs a default under or anticipatory repudiation of any guaranty executed in connection with this Lease; or (10) if Lessee is a privately held corporation and effective control of Lessee's voting capital stock, issued and outstanding from time to time, is not retained by the present stockholders (unless Lessee shall have provided sixty (60) days' prior written notice to Lessor of the proposed disposition of stock and Lessor shall have consented thereto in writing); or (11) if Lessee is a publicly held corporation and, as a result of or in connection with a material change in the ownership of Lessee's capital stock, Lessee's Debt to Tangible Net Worth equals or exceeds twice the ratio of Lessee's Debt to Tangible Net Worth as of the date of this Lease, without the prior written consent of Lessor. As used herein, "Debt" shall mean Lessee's total liabilities which, in accordance with GAAP, would be included in the liability side of a balance sheet; and "Tangible Net Worth" shall mean Lessee's tangible net worth including the sum of the par or stated value of all outstanding capital stock, surplus and undivided profits, less any amounts attributable to goodwill, patents, copyrights, mailing lists, catalogs, trademarks, bond discount and underwriting expenses, organization expense and other intangibles. Accounting terms used herein shall be as defined, and all calculations hereunder shall be made, in accordance with GAAP. (b) The occurrence of a Default with respect to any Equipment Schedule shall, at the sole discretion of Lessor, constitute a Default with respect to any or all Equipment Schedules to which it is then a party. Notwithstanding anything set forth herein, Lessor may exercise all rights and remedies hereunder independently with respect to each Equipment Schedule.

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                                       5

     16. REMEDIES. Without limiting Lessor's other rights hereunder, if Lessee shall fail to pay any amount of rent hereunder or under any Equipment Schedule within sixty (60) days after the same shall have become due and written notice provided thereof, Lessee shall automatically be deemed to be in default hereunder and under said Equipment Schedule and all of Lessee's rights, but not its obligations, under such Equipment Schedule and in and to the Equipment leased thereunder automatically shall be terminated, whereupon Lessee's right to possess and use such Equipment immediately shall cease; and Lessee hereby agrees that the foregoing shall occur without act or notice as a condition thereto, and any such requirement of any act or notice under applicable law is hereby expressly and irrevocably waived to the extent permitted thereunder. Upon the occurrence of any other Default under the provisions of Section 15 (including the failure to make any payment of rent as and when due), Lessor may, at its option, declare this Lease and such Equipment Schedule to be in default. At any time after termination of an Equipment Schedule or after declaration by Lessor that such Equipment Schedule is in default, Lessor may, in addition to any other remedies provided herein or by applicable law, exercise one or more of the following remedies as Lessor in its sole discretion shall elect:

        (a)(1) Declare the Stipulated Loss Value of the Equipment (determined as of the next date on which a payment is or would have been due after the declaration of a Default), together with all other sums then due under such Equipment Schedule, immediately due and payable with respect to any or all of the Equipment (the parties also deem that such amount best reflects the damages Lessor would sustain in the event of Lessee's bankruptcy or insolvency and such Equipment Schedule were not assumed); and/or (2) accelerate and sue for and recover all rent and other payments payable under such Equipment Schedule, then accrued or thereafter accruing (including all mandatory renewal payments, purchase option payments and any and all other amounts payable by Lessee upon the expiration of the term of such Equipment Schedule or the return of the Equipment leased thereunder), with respect to any or all of the Equipment (discounted to present value at a rate equal to the rate implicit in the Schedule minus one per cent). (in the event such Equipment Schedule and Lessee's rights automatically are terminated pursuant to the first sentence of this
Section 16, the amounts payable under clause (1) of this paragraph (a) automatically shall become due and payable on the date of such termination, without notice or demand, except as otherwise may be provided in writing by Lessor); and/or

         (b)(1) Require Lessee to assemble any or all of the Equipment at the location to which the Equipment was delivered or the location to which such Equipment may have been moved by Lessee or such other location in reasonable proximity to either of the foregoing as Lessor shall designate; and/or to return promptly, at Lessee's expense, any or all of the Equipment to Lessor at the location, in the condition and otherwise in accordance with all of the terms of
Section 13 hereof; and/or (2) take possession of any or all of the Equipment, wherever it may be located, without any court order or other process of law and without liability for any damages occasioned by such taking of possession (other than to premises) (any such taking of possession shall constitute an automatic termination of the Equipment Schedule pertaining thereto without further notice, and such taking of possession shall not prohibit Lessor from exercising its other remedies hereunder).

         (c)(1) Sell, release or otherwise dispose of any or all of the Equipment, whether or not in Lessor's possession, in a commercially reasonable manner at public or private sale with notice to Lessee (the parties agreeing that ten (10) days' prior written notice shall constitute adequate notice of such sale), with the right of Lessor to purchase and apply the net proceeds of such disposition, after deducting all costs incurred by Lessor in connection with such Default and all costs of such disposition (including but not limited to costs of transportation, possession, storage, refurbishing, advertising and brokers' fees), to the obligations of Lessee under such Equipment Schedule, any other Equipment Schedule to which Lessor is then a party and any related Lease Documents with Lessee remaining liable for any deficiency and with any excess being for the account of Lessee; or (2) retain any recovered Equipment.

         (d) Terminate such Equipment Schedule as to any or all of the Equipment.

         (e) Proceed by appropriate court action, either at law or in equity (including an action for specific performance), to enforce performance by Lessee or to recover damages associated with such Default; or exercise any other right or remedy available to Lessor at law or in equity.

         (f) By offset, recoupment or other manner of application, apply any security deposit, monies held in deposit or other sums then held by Lessor, and with respect to which Lessee has an interest, against any obligations of Lessee arising under this Lease, whether or not Lessee has pledged, assigned or granted a security interest to Lessor in any or all such sums as collateral for said obligations.

         Unless otherwise provided above, a termination of any Equipment Schedule shall occur only upon written notice by Lessor to Lessee and only with respect to such items of the Equipment as Lessor specifically elects to terminate in such notice. Except as to such items of the Equipment with respect to which there is a termination, this Lease and the Equipment Schedules not so terminated shall remain in full force and effect and Lessee shall be and remain liable for the full performance of all its obligations hereunder and thereunder. Except as otherwise specifically provided above, (A) Lessee shall also be liable for (1) all unpaid rent due hereunder before, during or after exercise of any of the foregoing remedies, (2) for all reasonable legal fees and other expenses incurred by reason of any default or Default or the exercise of Lessor's rights or remedies with respect thereto, including all costs and expenses incurred in connection with the return, repossession or other recovery of any Equipment in accordance with the terms of Section 13 hereof and this Section 16 or in placing such Equipment in the condition required by said Sections, and all other pre-judgment and post-judgment enforcement related actions taken by Lessor, and
(3) Late Charges which shall accrue and be payable with respect to any and all amounts becoming due pursuant to this Section 16 from and after the due date therefor until payment of the full amount thereof is made; and (B) no right or remedy referred to in this Section is intended to be exclusive, but each shall be cumulative and shall be in addition to any other remedy referred to above or otherwise available at law or in equity, and may be exercised concurrently or separately from time to time. The failure of Lessor to exercise the rights granted hereunder upon any Default by Lessee shall not constitute a waiver of any such right upon the continuation or reoccurrence of any such Default. In no event shall the execution of an Equipment Schedule constitute a waiver by Lessor of any pre-existing Default in the performance of the terms and conditions hereof.

     17. ASSIGNMENT. (a) WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR (WHICH SHALL NOT UNREASONABLY BE WITHHELD), LESSEE WILL NOT SELL, ASSIGN, TRANSFER OR ENCUMBER ANY OF ITS RIGHTS OR OBLIGATIONS HEREUNDER OR UNDER ANY EQUIPMENT SCHEDULE, OR ITS LEASEHOLD OR OTHER INTEREST IN THE EQUIPMENT, SUBLET THE EQUIPMENT OR OTHERWISE PERMIT THE EQUIPMENT TO BE OPERATED OR USED BY, OR TO COME INTO OR REMAIN IN THE POSSESSION OF, ANYONE BUT LESSEE. No sale, assignment or sublease, whether authorized in this Section or in violation of the terms hereof, shall relieve Lessee

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                                       6
of its obligations, and Lessee shall remain primarily liable, hereunder and under each Equipment Schedule. Any unpermitted sale, assignment, transfer, encumbrance, delegation or sublease by Lessee shall be void ab initio.
(b) LESSOR MAY AT ANY TIME ASSIGN ANY OR ALL OF ITS RIGHTS, OBLIGATIONS, TITLE AND INTERESTS HEREUNDER AND UNDER ANY EQUIPMENT SCHEDULE, TO ANY OTHER PERSON. If Lessee is given notice of any such assignment, Lessee shall acknowledge receipt thereof in writing. Any such assignee shall have and be entitled to exercise any and all rights and powers of Lessor hereunder, but such assignee shall not be obligated to perform any of the obligations of Lessor hereunder (other than the covenant of quiet enjoyment specified in Section 19(c) hereof; or as otherwise provided in any notice with respect thereto by Lessor to Lessee). Lessee will pay all rent and other amounts payable by Lessee hereunder to such assignee, notwithstanding any defense or claim of whatever nature, whether by reason of breach or otherwise which it may now or hereafter have against Lessor; it being understood that in the event of a default or breach by Lessor, that Lessee shall pursue any rights on account thereof solely against Lessor. Lessee agrees that any such assignment shall not constitute a material change to Lessee's duties or obligations under the Lease or any Equipment Schedule nor materially increase Lessee's risks or burdens. Upon such assignment and except as may otherwise be provided therein all references in this Lease to Lessor shall include such assignee. (c) Subject always to the foregoing, this Lease and each Equipment Schedule inure to the benefit of, and are binding upon, the successors and assigns of the parties hereto and thereto, as the case may be.

     18. END OF LEASE OPTIONS. Upon the expiration of the term of each Equipment Schedule (either the original term or any applicable renewal term), Lessee may exercise the following specified options with respect to all (but not less than all) of the Equipment leased under all Equipment Schedules executed hereunder, upon the following terms and conditions.

         (a) Return. If Lessee shall not have exercised its purchase option or
             -------
renewal option pursuant to this Section, upon the expiration of the term (either the original term or any applicable renewal term) of each Equipment Schedule, Lessee shall return all (but not less than all) of the Equipment described on all Equipment Schedules executed hereunder to Lessor upon the following terms and conditions: Lessee shall (i) pay to Lessor on the last day of the term of this Lease with respect to each individual Equipment Schedule, in addition to the scheduled rent then due on such date and all other sums then due hereunder, a terminal rental adjustment amount equal to the Fixed Purchase Price with respect to such Equipment (as specified on the Equipment Schedule), and (ii) return the Equipment to Lessor in accordance with Section 13 hereof. Thereafter, upon return of all of the Equipment described on all Equipment Schedules executed hereunder, Lessor and Lessee shall arrange for the commercially reasonable sale, scrap or other disposition of the Equipment. Upon satisfaction of the conditions specified in this sub-part (a), Lessor will transfer, on an AS IS, WHERE IS BASIS, without recourse or warranty, express or implied, of any kind whatsoever, all of Lessor's interest in and to the Equipment. Lessor shall not be required to make and may specifically disclaim any representation or warranty as the condition of such Equipment and other matters (except that Lessor shall warrant that it has conveyed whatever interest it received in the Equipment free and clear of any liens or encumbrances created by, through or under Lessor). Lessor shall execute and deliver to Lessee such Uniform Commercial Code Statements of Termination as reasonably may be required in order to terminate any interest of Lessor in and to the Equipment. Upon the sale, scrap or other disposition of the Equipment the net sales proceeds with respect to the Equipment sold will be paid to, and held and applied by, Lessor as follows: Lessor shall promptly thereafter pay to Lessee an amount equal to the Residual Risk Amount (as specified in the Equipment Schedule) of the Equipment plus all net proceeds of such sale, if any, (less all reasonable costs, expenses and fees, including storage, reasonable and necessary maintenance and other remarketing fees incurred in connection with the sale, scrap, or disposition of such Equipment) in excess of the Residual Risk Amount of the Equipment and applicable taxes, if any.

          (b) Purchase. Lessee shall have the option, upon the expiration of the
              ---------
term (either the original term or any applicable renewal term) of each Equipment Schedule, to purchase all (but not less than all) of the Equipment described on all Equipment Schedules executed hereunder upon the following terms and conditions: If Lessee desires to exercise this option with respect to the Equipment, Lessee shall pay to Lessor on the last day of the term with respect to each individual Equipment Schedule, in addition to the scheduled rent (if any) then due on such date and all other sums then due hereunder, in cash the purchase price for the Equipment so purchased, determined as hereinafter provided. The purchase price of the Equipment shall be an amount equal to the Fixed Purchase Price of such Equipment (as specified on the Equipment Schedule), plus all taxes and charges upon sale and all other reasonable and documented expenses incurred by Lessor in connection with such sale, including, without limitation, any such expenses incurred based on a notice from Lessee to Lessor that Lessee intended to return any such items of Equipment. Upon satisfaction of the conditions specified in this sub-part, Lessor will transfer, on an AS IS, WHERE IS BASIS, without recourse or warranty, express or implied, of any kind whatsoever, all of Lessor's interest in and to the Equipment. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of such Equipment and other matters (except that Lessor shall warrant that it has conveyed whatever interest it received in the Equipment free and clear of any lien or encumbrance created by, through or under Lessor). Lessor shall execute and deliver to Lessee such Uniform Commercial Code Statements of Termination as reasonably may be required in order to terminate any interest of Lessor in and to the Equipment.

         (c) Notice of Election. Lessee shall give Lessor written notice of its
             -------------------
election of the options specified in this Section not less than one hundred eighty (180) days nor more than three hundred sixty-five (365) days before the expiration of the original term or any renewal term of the first Equipment Schedule to be executed under this Lease. Such election shall be effective with respect to all Equipment described on all Equipment Schedules executed hereunder. If Lessee fails to timely provide such notice, without further action Lessee automatically shall be deemed to have elected to purchase the Equipment pursuant to sub-part (b) of this Section.

     19. MISCELLANEOUS. (a) This Lease, the Riders annexed hereto, each Equipment Schedule and any commitment letter between the parties, constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and shall not be rescinded, amended or modified in any manner except by a document in writing executed by both parties. (b) Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. (c) The representations, warranties and covenants of Lessee herein shall be deemed to be continuing and to survive the execution and delivery of this Lease, each Equipment Schedule and any other Lease Documents. Each execution by Lessee of an Equipment Schedule shall be deemed a reaffirmation and warranty that


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

there shall have been no material adverse change in the business or financial condition of Lessee from the date of execution hereof. With respect to each Equipment Schedule, the obligations of Lessee under Sections 7, 8, 9, 10, 13, 14 and
18(a) hereof, together with any of Lessee's obligations under the other provisions of this Lease (as incorporated therein) which have accrued but not been fully satisfied, performed or complied with prior to the termination of such Equipment Schedule, shall survive the termination thereof to the extent necessary for the full and complete performance of such obligations. (d) Lessor represents and covenants to Lessee that Lessor has full authority to enter into this Lease and any other Lease Documents to which it may become a party, and so long as no default or Default occurs with respect to an Equipment Schedule, neither Lessor nor any person authorized by Lessor shall interfere with Lessee's right to peaceably and quietly possess and use the Equipment during the term thereof, subject to the terms and provisions hereof. (e) Expenses incurred by Lessor in connection with (1) the filing or recording of real property waivers and UCC statements, and (2) lien search reports and copies of filings with respect to Lessee and/or the Equipment, shall be for the account of Lessor. If Lessee fails to perform any of its obligations hereunder with respect to an Equipment Schedule, Lessor shall have the right, but shall not be obligated, to effect such performance, and the amount of any out of pocket and other reasonable expenses of Lessor incurred in connection with such performance, together with interest thereon at the Late Charge Rate, shall be payable by Lessee upon demand. Lessor's effecting such compliance shall not be a waiver of Lessee's default. (f) Lessee irrevocably appoints Lessor as Lessee's attorney-in-fact (which power shall be deemed coupled with an interest) to execute, endorse and deliver any UCC statements and any documents and checks or drafts relating to or received in payment for any loss or damage under the policies of insurance required by the provisions of Section 11 hereof, but only to the extent that the same relates to the Equipment. (g) LESSOR AND LESSEE HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH LESSEE AND/OR LESSOR MAY BE PARTIES ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS LEASE. LESSEE AUTHORIZES LESSOR TO FILE THIS PROVISION WITH THE CLERK OR JUDGE OF ANY COURT HEARING ANY SUCH CLAIM. IT IS HEREBY AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS LEASE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE PARTIES AND THE PARTIES HEREBY ACKNOWLEDGE THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. LESSOR AND LESSEE FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF THIS LEASE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL. (h) All notices (excluding billings and communications in the ordinary course of business) hereunder shall be in writing, personally delivered, delivered by overnight courier service, sent by facsimile transmission (with confirmation of receipt), or sent by certified mail, return receipt requested, addressed to the other party at its respective address stated below the signature of such party or at such other address as such party shall from time to time designate in writing to the other party; and shall be effective from the date of receipt. (i) This Lease and all of the other Lease Documents shall not be effective unless and until accepted by execution by an officer of Lessor at the address, in the State of Maryland (the "State"), as set forth below the signature of Lessor. THIS LEASE AND ALL OF THE OTHER LEASE DOCUMENTS, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER, SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF THE STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE EQUIPMENT. The parties agree that any action or proceeding arising out of or relating to this Lease may be commenced in any state or Federal court in the State, and agree that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address hereinbelow set forth, or as it may provide in writing from time to time, or as otherwise provided under the laws of the State. (j) This Lease and all of the other Lease Documents may be executed in any number of counterparts and by different parties hereto or thereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together consist of but one and the same instrument; provided, however, that to the extent that this Lease and/or the Equipment Schedule would constitute chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest herein or therein may be created through the transfer or possession of this Lease in and of itself without the transfer or possession of the original of such Equipment Schedule and incorporating the Lease by reference; and no security interest in this Lease and an Equipment Schedule may be created by the transfer or possession of any counterpart of such Equipment Schedule other than the original thereof, which shall be identified as the document marked "Original" and all other counterparts shall be marked "Duplicate".

     20. DEFINITIONS AND RULES OF CONSTRUCTION. (a) The following terms when used in this Lease or in any of the Equipment Schedules have the following meanings: (1) "applicable law" or "law": any law, rule, regulation, ordinance, order, code, common law, interpretation, judgment, directive, decree, treaty, injunction, writ, determination, award, permit or similar norm or decision of any governmental authority; (2) "business day": any day, other than a Saturday, Sunday, or legal holiday for commercial banks under the laws of the state of the governing law of this Lease; (3) "Code" or "Uniform Commercial Code": the Uniform Commercial Code as in effect in the State or in any other applicable jurisdiction; and any reference to an article (including Article 2) or section thereof shall mean the corresponding article or section (however termed) of any such other applicable version of the Uniform Commercial Code; (4) "governmental authority": any federal, state, county, municipal, regional or other governmental authority, agency, board, body, instrumentality or court, in each case, whether domestic or foreign; and (5) "person": any individual, corporation, partnership, joint venture, or other legal entity or a governmental authority, whether employed, hired, affiliated, owned, contracted with, or otherwise related or unrelated to Lessee or Lessor. (b) The following terms when used herein or in any of the Equipment Schedules shall be construed as follows:
"herein," "hereof," "hereunder," etc.: in, of, under, etc. this Lease or such other Lease Document in which such term appears (and not merely in, of, under, etc. the section or provision where the reference occurs); "including": containing, embracing or involving all of the enumerated items, but not limited to such items unless such term is followed by the words "and limited to," or similar words; and "or": at least one, but not necessarily only one, of the alternatives enumerated. Any defined term used in the singular preceded by "any" indicates any number of the members of the relevant class. Any Lease Document or other agreement or instrument referred to herein means such agreement or instrument as supplemented and amended from time to time. Any reference to Lessor or Lessee shall include their permitted successors and assigns. Any reference to a law shall also mean such law as amended, superseded or replaced from time to time. Unless otherwise expressly provided herein to the contrary, all actions that Lessee takes or is required to take under any Lease Document shall be taken at Lessee's sole cost and expense, and all such costs and expenses

EKG:179726.1:3/24/98: 7:54 AM
                                                       EQUIPMENT LEASE AGREEMENT
                                                       SYNTHETIC LEASE (08/00)
shall constitute Claims and be covered by Section 14 hereof. To the extent Lessor is required to give its consent or approval with respect to any matter, the reasonableness of Lessor's withholding of such consent shall be determined based on the then existing circumstances; provided, that Lessor's withholding of its consent shall be deemed reasonable for all purposes if (i) the taking of the action that is the subject of such request, might result (in Lessor's discretion), in (A) an impairment of Lessor's rights, title or interests hereunder or under any Equipment Schedule or other Lease Document, or to the Equipment, or (B) expose Lessor to any Claims, or (ii) to the extent Lessee fails to provide promptly to Lessor any filings, certificates, opinions or indemnities specified by Lessor to Lessee in writing.

     IN WITNESS WHEREOF, the parties hereto have caused this Equipment Lease Agreement to be duly executed, under seal, as of the day and year first above set forth.

SUNTRUST LEASING CORPORATION                                          DONNELLY CORPORATION
--------------------------------------------------------------        -------------------------------------------------------------
Lessor                                                                Lessee

By:                                                     [SEAL]        By:                                                     [SEAL]
   -----------------------------------------------------                 -----------------------------------------------------
Name:    Michael J. Powers                                            Name: David P. DeMaagd
     ---------------------------------------------------------             ---------------------------------------------------------
Title:   Secretary                                                    Title:   Assistant Treasurer
      --------------------------------------------------------              --------------------------------------------------------

     Address:29 W. Susquehanna Avenue                                       Address:    49 W. Third Street
             --------------------------------------------                           -------------------------------------------
                        Suite 400                                                                         Holland, MI 49423
     ----------------------------------------------------                           -------------------------------------------

                  Towson, MD  21204
----------------------------------------------------------------------               ------------------------------------------
     Attn:        President                                                 Attn:
            ------------------------------------------------------------             ------------------------------------------


                                                                      Jurisdiction of Organization:   Michigan
                                                                                                    ---------------------------
                                                                      Organizational #      196745
                                                                                       ---------------------------------------


EKG:179726.1:3/24/98: 7:54 AM
                                                                                                           EQUIPMENT LEASE AGREEMENT
                                                                                                             SYNTHETIC LEASE (08/00)

--------------------------------------------------------------------------------
 SUNTRUST LEASING CORPORATION
--------------------------------------------------------------------------------


                                                      EQUIPMENT SCHEDULE NO. 001

         This Equipment Schedule (this "Equipment Schedule") is entered into between SUNTRUST LEASING CORPORATION ("Lessor") and DONNELLY CORPORATION ("Lessee"), effective as of the date set forth below, pursuant to that certain Equipment Lease Agreement dated as of September 27 , 2001, between Lessor and Lessee (the "Lease"). Capitalized terms used without definition in this Equipment Schedule and certain other terms that are not capitalized shall have the meanings ascribed to them in the Lease, to the extent defined therein. The provisions of the Lease, solely as they relate to the Equipment leased hereunder, are hereby incorporated into and shall be deemed a part of this Equipment Schedule. This Equipment Schedule shall be deemed a separate instrument of lease.

         1. EQUIPMENT. (a) The Equipment leased hereunder shall include the personal property described in the schedule attached hereto and made a part hereof.
         (b)  The "Total Invoice Cost" of the Equipment is equal to
              $20,000,000.00.
              -------------

         2. TERM. Upon and after the date of execution hereof, the Equipment shall be hereby leased by Lessor to Lessee on the terms and conditions of the Lease, this Equipment Schedule and any other Lease Documents entered into in connection herewith. A full term of lease with respect to said Equipment shall commence on the date hereof and shall extend for forty-eight (48) months after the 30th day of the month of the date hereof.

         3. RENT PAYMENTS; END OF LEASE OPTION AMOUNTS. (a) During the period from the date hereof to the 30th day of this month, the pro-rated daily rent payment for said Equipment shall be $5,577.60 as daily rent; computed as 0.027888% of the Total Invoice Cost specified above. This pro-rated payment shall be made on the 30th day of this month.

                  (b) From and after the 30th day of the month of execution hereof, the monthly rent payment for said Equipment during the term of this Equipment Schedule shall be $250,990.60, computed as 1.254953% of the Total Invoice Cost specified above. Rent, and any applicable sales/use tax, payments shall be made, in arrears, on the 30th day of the month for each month during the term of this Equipment Schedule.

                  (c) Pursuant to Section 2 of the Lease, Lessee will pay the rent, any applicable sales/use tax payments and all other amounts payable under the Lease by mailing such amounts to Lessor at: P.O. Box 79194, Baltimore, Maryland 21279-0194.

                  (d) As an accommodation, and not as a condition to payment (and without prejudicing the agreements made in the second sentence of Section 2 of the Lease), Lessee has requested and Lessor has agreed to submit invoices to Lessee with respect to each of the rental installments payable under this Equipment Schedule. Lessor will transmit each such invoice by regular mail, addressed to Lessee at the address provided below Lessee's signature in the Lease, deposited in the mail prior to the related payment date.

                  (e) For the purposes of Section 18 of the Lease the following terms shall be deemed to be equal to the amounts referenced below:

                                      "Fixed Purchase Price":                            "Residual Risk Amount":
                                       --------------------                               --------------------
     original lease term:       $11,648,800.  (58.244% of Total Invoice Cost).           $2,642,000. (13.21% of Total Invoice Cost).
     First Renewal Term:        $9,244,000.  (46.220% of Total Invoice Cost).            $1,298,000.  (6.49% of Total Invoice Cost).
     Second Renewal Term:       $6,697,200.  (33.486% of Total Invoice Cost).            $1,030,000.  (5.15% of Total Invoice Cost).
     Third Renewal Term:        $4,000,000.  (20.000% of Total Invoice Cost).            $  744,000.  (3.72% of Total Invoice Cost).

     4. LESSEE'S CONFIRMATION. (a) Lessee hereby confirms and warrants to Lessor that the Equipment: (i) was duly delivered to Lessee at the location specified in Section 5 hereof; (ii) has been received, inspected and determined to be in compliance with all applicable specifications set forth in the Supply Contract and that the Equipment is hereby accepted for all purposes of the Lease, hereof and of the Supply Contract; and (iii) is a part of the "Equipment" referred to in the Lease and is taken subject to all terms and conditions therein and herein provided. (b) Lessee acknowledges and agrees that: (i) Lessor did not select, manufacture or supply the Equipment; (ii) Lessor acquired the Equipment in connection with the Lease and this Equipment Schedule; and (iii) Lessee received a copy of the Supply Contract by which Lessor acquired the Equipment before executing this Equipment Schedule.

     5. LOCATION OF EQUIPMENT. The location of the Equipment is specified on the Schedule of Equipment attached hereto.

     6. LATE CHARGE RATE; RETURN FEE. (a) The Late Charge Rate shall be one percent per month of the amount in arrears for the period such amount remains unpaid (provided, however, that if such rate exceeds the highest rate permitted by applicable law, then the Late Charge Rate shall be the highest rate permitted by applicable law). (b) The Return Fee payable pursuant to Section 2 of the Lease is $30.00 per returned item.

     7. SCHEDULE OF STIPULATED LOSS VALUES. The Schedule of Stipulated Loss Values attached hereto is incorporated herein by reference, and shall be applicable solely to the Equipment described in this Equipment Schedule.

     8.  INTENTIONALLY OMITTED.



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                                                  EQUIPMENT SCHEDULE (SYNTHETIC)
                                                     INTERIM AS PERCENT (LESSOR)

     9.  PUBLIC  LIABILITY  INSURANCE.   The  amount  of  public  liability
insurance referenced in Section 11 of the Lease is $10,000,000.00, with a mutually acceptable deductible.

     10. INTEREST RATE PROVISION. Without prejudicing the generality of Section 10(c) of the Lease, Lessor and Lessee agree that notwithstanding any provision to the contrary in this Equipment Schedule or any other Lease Document: (a) the aggregate of all interest and any other charges or consideration constituting interest, if any, under applicable interest law that is taken, reserved, contracted for, charged or received under this Equipment Schedule or under any other Lease Document or otherwise on or in connection with any indebtedness shall under no circumstance exceed the maximum amount of interest allowed by the applicable interest law; and (b) neither Lessee nor any other party liable for the payment of any such indebtedness shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest allowed by the interest law applicable to any such indebtedness.

DATE OF EXECUTION:  September   27  , 2001.
                              -----     --


SUNTRUST LEASING CORPORATION                                          DONNELLY CORPORATION
                                                                      --------------------------------------------------------------
Lessor                                                                                           Lessee


By:                                                     [SEAL]        By:                                                     [SEAL]
   -----------------------------------------------------                 -----------------------------------------------------
Name:    Michael J. Powers                                            Name:  David P. DeMaagd
     ---------------------------------------------------------             ---------------------------------------------------------
Title:   Secretary                                                    Title:    Assistant Treasurer
      --------------------------------------------------------              --------------------------------------------------------















THE ONE AND ONLY ORIGINAL OF THIS EQUIPMENT SCHEDULE IS MARKED "ORIGINAL" AT THE TOP OF THIS PAGE AND SHALL CONSTITUTE THE ONLY
CHATTEL PAPER ORIGINAL FOR THE PURPOSES OF ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE. EACH OTHER SIGNED VERSION IS MARKED
"DUPLICATE".

EKG:179763.2:3/20/98: 6:01 PM
                                                                                                      EQUIPMENT SCHEDULE (SYNTHETIC)
                                                                                                         INTERIM AS PERCENT (LESSOR)



                                       2